Exhibit 99.2

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of March 1, 2007 (this "Agreement"), is entered into ARTESIA MORTGAGE CAPITAL CORPORATION (the "Seller") and WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2007, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), CWCapital Asset Management LLC, as special servicer (the "Special Servicer") and Wells Fargo Bank, N.A., as trustee (the "Trustee"). Capitalized terms used but not defined herein (including the Schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $754,706,651 (the "Artesia Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received.

            The Artesia Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool Balance") of $7,903,498,737 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on March 28, 2007, or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage Loans shall be equal to (i) ________% of the Artesia Mortgage Loan Balance as of the Cut-Off Date, plus (ii) $3,405,607, which amount represents the amount of interest accrued on the Artesia Mortgage Loan Balance at the related Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c) No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the following documents:

            (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

            (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a)) and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30", or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above), in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30", or in blank;

            (vi) originals or copies of any modification, consolidation, assumption and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC Amendment, in form suitable for filing in favor of "Wells Fargo Bank, N.A., as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C30, as assignee", or in blank;

            (ix) an original or copy of (a) any Ground Lease, Memorandum of Ground Lease and ground lessor estoppel, (b) any loan guaranty or indemnity and (c) any environmental insurance policy;

            (x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

            (xi) copies of any loan agreement, escrow agreement or security agreement relating to such Mortgage Loan;

            (xii) a copy of any letter of credit and related transfer documents relating to such Mortgage Loan;

            (xiii) copies of any management agreement with respect to the related Mortgaged Property;

            (xiv) copies of any cash management agreements with respect to the related Mortgaged Property;

            (xv) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and applicable transfer or assignment documents; and

            (xvi) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Intercreditor Agreement; provided that a copy of each Mortgage Note relating to such Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

            (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust Fund pursuant to written instructions from the Master Servicer. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.01(d) of the Pooling and Servicing Agreement.

            (e) All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a corporation organized and validly existing and in good standing under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws relating to or affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
      (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

            (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement;

            (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller;

            (ix) The Seller has examined the Disclosure Material set forth in the Preliminary Prospectus Supplement (as defined below), the Prospectus Supplement to the accompanying Prospectus (as defined below), the Preliminary Memorandum and the Memorandum, relating to the Certificates. The Seller hereby represents and warrants that the Disclosure Material is appropriately responsive in all material respects to the applicable requirements of Items 1104, 1110, 1111, 1117 and 1119 of Regulation AB with respect to the Seller and the Artesia Mortgage Loans; and

            (x) For so long as the Trust Fund is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or, with respect to any Companion Loan that is deposited into another securitization, the depositor in such other securitization) and the Trustee with any Additional Form 10-K Disclosure and any Additional Form 10-D Disclosure set forth next to the Purchaser's name on Exhibit U and Exhibit W, respectively, of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

            (c) With respect to the schedule of exceptions delivered by the Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30) Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases) and (xii) of the definition of Mortgage File, the Seller shall cure any material exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing Agreement). If such exception is not so cured, the Seller shall either (1) repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of "Mortgage File", deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit (in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer and Trustee, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to 25% of the Stated Principal Balance of the related Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses (2) and (3) above shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and (y) thirty (30) Business Days or, if the Controlling Class Representative has extended the cure period, forty-five (45) Business Days after the Closing Date; provided, however, that if such exception is not cured within such thirty (30) Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds on deposit in the related Special Reserve Account, or letter of credit, as applicable, or
(B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the Seller.

            If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a Mortgage Loan, then the Seller shall not later than ninety (90) days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than ninety (90) days from the date that any party to the Pooling and Servicing Agreement discovers such Document Defect or Breach; provided the Seller receives such notice in a timely manner), if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan, the interest of the Trust Fund therein or the interests of any Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Seller shall have an additional ninety
(90) days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground Lease, any letter of credit, any franchise agreement, any comfort letter and (if required) any comfort letter transfer documents (collectively, the "Core Material Documents")) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the interests of the Trust Fund therein or the interests of any Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate significant servicing obligations; provided, further, with respect to Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, other than with respect to Document Defects relating to the Core Material Documents, any applicable cure period following the initial 90-day cure period may be extended by the Master Servicer or the Special Servicer if the document involved is not needed imminently. Such extension will end upon thirty (30) days notice of such need as reasonably determined by the Master Servicer or Special Servicer (with a possible thirty
(30) day extension if the Master Servicer or Special Servicer agrees that the Seller is diligently pursuing a cure). The Seller shall cure all Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust Fund therein or the value of the related Mortgage Loan, regardless of the document involved, no later than two years following the Closing Date; provided that the initial 90-day cure period referenced in this paragraph may not be reduced. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in Representation 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan"), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred in good faith by the Purchaser in connection with such modification or accommodation (including, but not limited to, recoverable attorney fees) shall be paid by the Seller.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer, respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or substituted Mortgage Loans.

            (e) Without limiting the remedies of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3. Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

            (f) With respect to any Mortgage Loan which has become a Defaulted Mortgage Loan under the Pooling and Servicing Agreement or with respect to which the related Mortgaged Property has been foreclosed and which is the subject of a repurchase claim under this Agreement, in accordance with Section 2.03 of the Pooling and Servicing Agreement, the Special Servicer with the consent of the Controlling Class Representative shall notify the Seller in writing of its intention to liquidate such Defaulted Mortgage Loan or REO Property at least 45 days prior to any such action. If (a) the Seller consents to such sale and voluntarily agrees to repurchase such Defaulted Mortgage Loan or REO Property or
(b) a court of competent jurisdiction determines that the Seller is liable under this Agreement to repurchase such Defaulted Mortgage Loan or REO Property, then such Seller shall remit to the Purchaser an amount equal to the difference if any of the price of such Defaulted Mortgage Loan or REO Property as sold and the price at which the Seller would have had to repurchase such Defaulted Mortgage Loan or REO Property under this Agreement. The Seller shall have ten (10) Business Days after receipt of notice to determine whether or not to consent to such sale. If the Seller does not consent to such sale, the Special Servicer shall contract with a Determination Party (as defined in the Pooling and Servicing Agreement) as to the merits of such proposed sale. If the related Determination Party determines that such proposed sale is in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and, subsequent to such sale, a court of competent jurisdiction determines that the Seller was liable under this Agreement and required to repurchase such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof, then the Seller shall remit to the Purchaser an amount equal to the difference (if any) between the proceeds of the related action and the price at which the Seller would have been obligated to pay had the Seller repurchased such Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the terms hereof including the costs related to contracting with the related Determination Party; provided that the foregoing procedure in this Section 3(f) shall not preclude such Seller from repurchasing the Defaulted Mortgage Loan or REO Property prior to the execution of a binding contract of sale with a third party in accordance with the other provisions of this Section 3 (excluding this Section 3(f)). If the related Determination Party determines that the sale of the related Defaulted Mortgage Loan or REO Property is not in accordance with the Servicing Standard and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO Properties and the Special Servicer subsequently sells such Mortgage Loan or REO Property, then the Seller will not be liable for any such difference (nor any cost of contracting with the Determination Party).

            (g) Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of
Schedule I hereof, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within ninety (90) days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the Certificateholders, the Master Servicer, the Special Servicer and the Trustee on their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

            SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, or the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or require or will require the consent of any third person or constitutes or will constitute a default under (A) any term or provision of the Purchaser's certificate of incorporation or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

            (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

            (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform its obligations under the terms of this Agreement.

            (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency or body, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchaser and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date; and

            (f) The letters shall have been received from the independent accounting firm KPMG LLP, in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus, the Preliminary Prospectus Supplement, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller;

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale and nothing has come to his attention that would lead him to believe that the Specified Portions of the Preliminary Prospectus Supplement together with all other Time of Sale Information delivered prior to the Time of Sale, as of the Time of Sale, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (iii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable, shall consist of Annex A and Annex D thereto, the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annex A) and the following sections of the Preliminary Prospectus Supplement or the Prospectus Supplement, as applicable (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "SUMMARY OF PROSPECTUS SUPPLEMENT--THE PARTIES--The Mortgage Loan Sellers", "SUMMARY OF PROSPECTUS SUPPLEMENT--THE MORTGAGE LOANS", "RISK FACTORS--The Mortgage Loans", "DESCRIPTION OF THE MORTGAGE POOL--General", "--Mortgage Loan History", "--Certain Terms and Conditions of the Mortgage Loans", "--Assessments of Property Condition", "--Co-Lender Loans", "--Additional Mortgage Loan Information", "--Twenty Largest Mortgage Loans", "--The Mortgage Loan Sellers", "--The Sponsors" and "--Representations and Warranties; Repurchases and Substitutions". The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement, the first and second full paragraphs on page "v" of the Memorandum.

            (e) The resolutions of the requisite committee of the Seller's special loan committee authorizing the Seller's entering into the transactions contemplated by this Agreement, the certificate of incorporation and by-laws of the Seller, and an original or copy of a certificate of good standing of the Seller issued by the State of Delaware not earlier than sixty (60) days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial Purchaser and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            SECTION 7. Indemnification.

            (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, the Initial Purchaser, their respective officers and directors, and each person, if any, who controls the Purchaser, any Underwriter or any Initial Purchaser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses (including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon a breach of the representations made by the Seller in Section 3(a)(ix) hereof, (ii) arise out of or are based upon a breach or violation of the representations made by the Seller in Section 3(a)(x) hereof, (iii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Memorandum, the Memorandum, the Diskette or in any revision or amendment of or supplement to any of the foregoing, (B) any Time of Sale Information or any Issuer Information contained in any Free Writing Prospectus prepared by or on behalf of the Underwriters (an "Underwriter Free Writing Prospectus") or contained in any Free Writing Prospectus which is required to be filed in accordance with the terms of the Underwriting Agreement, (C) any items similar to Free Writing Prospectuses forwarded by the Seller to the Initial Purchaser, or in any revision or amendment of or supplement to any of the foregoing or (D) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B), (C) and (D) above being defined as the "Disclosure Material"), or (iv) arise out of or are based upon the omission or alleged omission to state therein (in the case of Free Writing Prospectuses, when read in conjunction with the other Time of Sale Information, in the case of any items similar to Free Writing Prospectuses, when read in conjunction with the Memorandum) and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (D) above, when read in conjunction with the Memorandum and in the case of any Free Writing Prospectus, when read in conjunction with the other Time of Sale Information, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to any Disclosure Material described in clauses (A), (B) and (C) of the definition thereof, only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Preliminary Prospectus Supplement and the Prospectus Supplement, including without limitation Annex A thereto, any other Time of Sale Information, the Preliminary Memorandum, the Memorandum and the Diskette with respect to the Registered Certificates and any items similar to Free Writing Prospectuses forwarded to prospective investors in the Non-Registered Certificates and any Free Writing Prospectus), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth in the Specified Portions of the Preliminary Prospectus Supplement, the Prospectus Supplement, the Preliminary Memorandum or the Memorandum, (III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 hereof or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters or the Initial Purchaser by the Seller; provided, that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Data File or Annex A to the Preliminary Prospectus Supplement or the Prospectus Supplement to the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage Loans. Notwithstanding the foregoing, the indemnification provided in this
Section 7(a) shall not inure to the benefit of any Underwriter or Initial Purchaser (or to the benefit of any person controlling such Underwriter or Initial Purchaser) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if (x) the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum or, with respect to any Time of Sale Information only, by the delivery of a Corrected Free Writing Prospectus prior to the Time of Sale (in each case, as corrected or amended, if applicable), as applicable, and (y) a copy of the Prospectus, Memorandum or Corrected Free Writing Prospectus (in each case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the Time of Sale of such Certificates, and (z) in the case of a corrected or amended Prospectus, Memorandum or Corrected Free Writing Prospectus, such Underwriter or Initial Purchaser received electronically or in writing notice of such untrue statement or omission and updated information concerning the untrue statement or omission at least one Business Day prior to the Time of Sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

            (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-131262 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus, dated October 19, 2006, as supplemented by the prospectus supplement, dated March 14, 2007 (the "Prospectus Supplement" and, together with the Base Prospectus, the "Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the free writing prospectus, dated March 4, 2007, consisting of the preliminary free writing prospectus, including the base prospectus, dated October 19, 2006 attached thereto, as supplemented and corrected by that certain free writing prospectus, dated March 12, 2007; "Preliminary Memorandum" shall mean the preliminary private placement memorandum, dated March 12, 2007, relating to the Non-Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum, dated March 14, 2007, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-3, Class A-4, Class A-PB, Class A-5, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Diskette" shall mean the diskette or compact disc attached to each of the Preliminary Prospectus Supplement, the Prospectus and the Memorandum; and "Data File" shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters, dated March 9, 2007 and rendered by KPMG LLP (a "hard copy" of which Data File was initialed on behalf of the Seller and the Purchaser). "Free Writing Prospectus" shall mean a "free writing prospectus" as such term is defined pursuant to Rule 405 under the 1933 Act. "Corrected Free Writing Prospectus" shall mean a Free Writing Prospectus that corrects any previous Free Writing Prospectus prepared by or on behalf of any Underwriter and delivered to any purchaser that contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which they were made, not misleading. "Time of Sale" shall mean the time at which sales to investors of the Certificates were first made as determined in accordance with Rule 159 of the 1933 Act. "Time of Sale Information" shall mean each free writing prospectus listed on Exhibit B hereto. "Issuer Information" shall have the meaning given to such term in Rule 433(h) under the 1933 Act (as discussed by the Securities and Exchange Commission (the "Commission") in footnote 271 of the Commission's Securities Offering Reform Release No. 33--8591). "Regulation AB" shall have the meaning as defined in Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123 of the 1933 Act, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 7(a) (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, the Underwriters and the Initial Purchaser, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations (taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances). The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties; provided that no Underwriter or Initial Purchaser shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates, less any damages otherwise paid by such Underwriter or Initial Purchaser with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective Underwriters' and Initial Purchaser's obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial Purchaser's officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

            (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchaser, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the Initial Purchaser and (iii) acceptance of and payment for any of the Certificates.

            (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchaser and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

            SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Artesia Mortgage Loan Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the Certificates; (ii) the costs and expenses of printing (or otherwise reproducing) and delivering a final Prospectus, Term Sheet, Preliminary Prospectus Supplement, each other Free Writing Prospectus, Preliminary Memorandum and Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in any Free Writing Prospectus, the Prospectus Supplement, the Preliminary Memorandum and the Memorandum, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters or Initial Purchaser; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof with respect to the Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

            SECTION 10. Covenants of Purchaser. The Purchaser shall provide the Seller with all forms of Disclosure Materials (including the Preliminary Prospectus Supplement, the final form of the Memorandum and the final form of the Prospectus Supplement) promptly upon any such document becoming available.

            SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 18. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters and the Initial Purchaser (each as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This Agreement is enforceable by the Underwriters, the Initial Purchaser and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER


                                       ARTESIA MORTGAGE CAPITAL CORPORATION


                                       By:____________________________________
                                          Name:
                                          Title:

                                       Address for Notices:


                                       1180 NW Maple Street
                                       Suite 202
                                       Issaquah, Washington 98027
                                       Telecopier No.: (425) 313-1005
                                       Telephone No.: (425) 313-4600

                                       PURCHASER


                                       WACHOVIA COMMERCIAL MORTGAGE
                                          SECURITIES, INC.


                                       By:____________________________________
                                          Name:
                                          Title:

                                       Address for Notices:

                                       One Wachovia Center
                                       301 South College Street
                                       Charlotte, North Carolina  28288-0166
                                       Telecopier No.: (704) 383-1942
                                       Telephone No.: (704) 374-6161

                                   SCHEDULE I

                 General Mortgage Representations and Warranties

      For purposes of this Schedule I, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case:
(i) at the time of the Seller's origination or acquisition of the particular Mortgage Loan, after the Seller having conducted such inquiry and due diligence into such matters as would be customarily performed by a prudent institutional commercial or multifamily, as applicable, mortgage lender; and (ii) subsequent to such origination, the Seller having utilized monitoring practices that would be utilized by a prudent commercial or multifamily, as applicable, mortgage lender and having made prudent inquiry as to the knowledge of the servicer servicing such Mortgage Loan on its behalf. Also, for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the failure to take such action by, the Seller or any servicer acting on its behalf.

1. The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date and included all of the material information required by the definition of Mortgage Loan Schedule.

2. As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests or any other ownership interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan (other than those rights to servicing and related compensation as reflected in the Mortgage Loan Schedule) free and clear of any pledge, lien or security interest.

4. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

5. Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related Mortgagor in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except
      (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an Assignment of Leases.

6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, Prepayment Premiums or Yield Maintenance Charges, and the Seller has no knowledge of such rights, defenses or counterclaims having been asserted.

7. Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property, subject only to the exceptions set forth in paragraph
      (5) above and the following title exceptions (each such title exception, a "Title Exception" and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Mortgaged Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that, prior to the Cut-Off Date, have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11. In the case of each Mortgage Loan, one or more engineering assessments were performed and prepared by an independent engineering consultant firm, which visited the related Mortgaged Property not more than 12 months prior to the origination date of the related Mortgage Loan, and, except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Purchaser or its designee, the related Mortgaged Property is, to the Seller's knowledge, relying solely on the review of such engineering assessment(s), in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any such damage or deficiencies, material deferred maintenance or other similar conditions as described in the preceding sentence either (1) an escrow of funds equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial mortgage lender would deem appropriate under the circumstances was required or a letter of credit in such amount was obtained or (2) such repairs and maintenance have been completed. As of the date of origination of such Mortgage Loan, there was no proceeding pending, and subsequent to such date, the Seller has not received notice of any pending or threatening proceeding for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan.

12. The Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or if such policy has not yet been issued, such insurance may be evidenced by escrow instructions, a "marked up" pro forma or specimen policy or title commitment, in either case, marked as binding and countersigned by the title insurer or its authorized agent at the closing of the related Mortgage Loan) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which to the Seller's knowledge, was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in the portion of the Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the originator of the related Mortgage Loan, its successors or assigns is the sole named insured, and all premiums thereon have been paid. The Seller has not done, by act or omission, and the Seller has no knowledge of, anything that would impair the coverage under such Title Insurance Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Purchaser (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Insurance Policy will inure to the benefit of the Purchaser without the consent of or notice to the title insurer. Such Title Insurance Policy contains no material exclusions for, or affirmatively insures against any losses arising from (other than in jurisdictions in which affirmative insurance is unavailable) (a) access to public roads, (b) that there are no material encroachments of any part of the building thereon over easements and (c) that the land shown on the survey is the same as the property legally described in the Mortgage.

13. Each Mortgaged Property was covered by (1) a fire and extended perils included within the classification "All Risk of Physical Loss" insurance policy in an amount (subject to a customary deductible) at least equal to the lesser of the replacement cost of improvements located on such Mortgaged Property, with no deduction for depreciation, or the outstanding principal balance of the Mortgage Loan and in any event, the amount necessary to avoid the operation of any co-insurance provisions; (2) business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the related Mortgaged Property; and (3) comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property in an amount customarily required by prudent commercial mortgage lenders, but not less than $1 million. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year lookback with a 10% probability of exceedance in a 50-year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or Fitch. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. Such insurance is required by the Mortgage or related Mortgage Loan documents and was in full force and effect with respect to each related Mortgaged Property at origination and to the knowledge of the Seller, all insurance coverage required under each Mortgage or related Mortgage Loan documents is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by a commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or related Mortgage Loan documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan and accrued interest thereon. To the Seller's actual knowledge, the insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. The insurance policies contain a standard mortgagee clause naming the originator of the related Mortgage Loan, its successors and assigns as loss payees in the case of property insurance policies and additional insureds in the case of liability insurance policies and provide that they are not terminable and may not be reduced without thirty
      (30) days prior written notice to the mortgagee (or, with respect to non-payment of premiums, ten (10) days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage or related Mortgage Loan documents require that the Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so. Additionally, for any Mortgage Loan having an unpaid principal balance equal to or greater than $15,000,000, the insurer has a claims paying ability rating from S&P or Fitch of not less than "A-" (or the equivalent) or A.M. Best of not less than "A-:V" (or the equivalent).

14. (A) Other than payments due but not yet thirty (30) days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this
      Schedule I or in any paragraph of Schedule II, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or Mortgage Note, except for a written waiver contained in the related Mortgage File being delivered to the Purchaser, and no such waiver has been granted since the later of: (a) the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Cadim TACH inc., or an affiliate, or (b) the date of the origination of such Mortgage Loan, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, thirty (30) days or more past due in respect of any Scheduled Payment.

16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges, Prepayment Premiums or Yield Maintenance Charges) of such Mortgage Loan is a fixed rate.

17. Each related Mortgage or related Mortgage Loan documents do not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or related Mortgage Loan documents.

18. Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3)of the Code, is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. The related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan and if operated in accordance with Treasury Regulations
      Section 1.856-6, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code.

19. One or more environmental site assessments or updates thereof (meeting American Society for Testing and Materials ("ASTM") standards) were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition ("REC"), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase I Environmental Site Assessment Process Designation: E 1527-00, as recommended by ASTM, with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow of 100% or more of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the Mortgagor has covenanted in the Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation, (iii) the Mortgagor has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier or insurance broker issuing such policy prior to the issuance of such policy. The Mortgage Loan documents require the Mortgagor to comply with all applicable environmental laws and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such laws or has provided environmental insurance.

20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21. No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

22.   Each Mortgage Loan is a whole loan (except in respect to each Co-Lender
      Loan) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest in the related Mortgagor.

23. The Mortgage or related Mortgage Loan documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any equity interest in the related Mortgagor, is directly or indirectly transferred, sold or pledged, other than by reason of family and estate planning transfers, transfers of less than a controlling interest (as such term is defined in the related Mortgage Loan documents) in the Mortgagor, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control). The Mortgage or related Mortgage Loan documents require the Mortgagor to pay all reasonable fees and expenses associated with securing the consents or approvals described in the preceding sentence including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues and any applicable Rating Agency fees.

24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Cadim TACH inc., or an affiliate.

25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12-month period prior to the related origination date.

26. Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor of not less than 125% of the related allocated loan amount of such Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule 26, (e) where release is conditional upon the satisfaction of certain objective underwriting and legal requirements, the satisfaction of which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

27. To the Seller's knowledge, as of the date of origination of such Mortgage Loan, based on an opinion of counsel, an endorsement to the related title policy, a zoning letter or a zoning report, and, to the Seller's knowledge, as of the Cut-Off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property which are not covered by title insurance. Any non-conformity with zoning laws either (i) constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty or for which law and ordinance insurance coverage has been obtained in amounts customarily required by prudent commercial mortgage lenders, or (ii) such non-conformity does not materially and adversely affect the use, operation or value of the Mortgaged Property.

28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements, which were included for the purposes of determining the appraised value of the related Mortgaged Property, at the time of the origination of the Mortgage Loan, lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to any material and adverse extent (unless affirmatively covered by title insurance).

29. Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding and, to Seller's actual knowledge, each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. With respect to each Mortgage Loan with an original principal balance over $15,000,000, the organizational documents of the related Mortgagor provide substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. Each such Mortgage Loan having an original principal balance of $20,000,000 or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. The organizational documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. With respect to any such single member limited liability company, which is the Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more, the Mortgage Loan has an opinion of such Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor.

30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the Mortgaged Property.

32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33. The Mortgage Loan and the interest (exclusive of any default interest, late charges, Prepayment Premiums or Yield Maintenance Charges) contracted for on such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34. Except with respect to the Companion Loan of any Co-Lender Loan, the related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Crossed Loan is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

35. The improvements located on the Mortgaged Property are either (A) not located in a federally designated special flood hazard area or, (B) if so located, the Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or (iii) the maximum allowed under the related federal flood insurance program.

36. All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

37. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by the related Mortgagor, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations. The Mortgage Loan documents require the Mortgagor to maintain all such licenses, permits, authorizations and franchises.

38. The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39. Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

40. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor, who is a natural person, accepts responsibility for fraud and/or other intentional material misrepresentation and environmental indemnity. Furthermore, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and an additional guarantor, who is a natural person, shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41. Subject to the exceptions set forth in paragraph (5) and upon possession of the Mortgaged Property as required under applicable state law, the Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42. With respect to such Mortgage Loan, any Prepayment Premium and Yield Maintenance Charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

43. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including Rating Agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46. Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties is encumbered, and none of the related Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-Off Date of the related Mortgage Loan).

47. Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

48. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

49. In the origination and servicing of the Mortgage Loan, neither Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan. To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage Loan.

50. Each Mortgage or related Mortgage Loan documents require the Mortgagor, upon request, to provide the owner or holder of the Mortgage with quarterly (except for some Mortgage Loans with an original principal balance less than $5,000,000) and annual operating statements (or a balance sheet and statement of income and expenses), rent rolls (if there is more than one tenant) and related information, which annual financial statements for all Mortgage Loans with an outstanding principal balance greater than $20,000,000 are required to be audited by an independent certified public accountant.

51. Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the Mortgaged Property is currently being utilized.

52. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor policy, then:

      (a)   the Seller:

      (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

      (ii) has delivered or caused to be delivered to the insurer or its agent under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

      in each case, with respect to clause (i) or (ii) above, to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Mortgagor's ability to recover under such policy;

      (b)   all premiums for such insurance have been paid;

      (c)   such insurance is in full force and effect;

      (d) such insurance has a term of at least five years beyond the maturity date (or the Anticipated Repayment Date for ARD Loans) of such Mortgage Loan;

      (e) an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead-based paint ("LBP") (in the case of a multifamily property built prior to 1978), asbestos-containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and
            (ii) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting such Mortgaged Property, then, except as otherwise described on Schedule II, (A) the related Mortgagor was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) such report did not recommend any action requiring the expenditure of any material funds and the related Mortgage Loan documents require the related Mortgagor to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan; and

      (f)   rights under such policy inure to the benefit of the Purchaser.

53. Each Mortgage Loan is secured by the fee interest in the related Mortgaged Property, except with respect to loan numbers 127, 153, 196 and 256 listed on the Mortgage Loan Schedule, which Mortgage Loans are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease) (or, with respect to loan number 125, which Mortgage Loan is secured by fee interests with respect to certain of the related Mortgaged Properties and ground leases with respect to other of the related Mortgaged Properties), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date, and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

      (b) Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions;

      (c) The Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Cut-Off Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor (or, if such consent is required, it has been obtained prior to the Cut-Off Date);

      (d) As of the Closing Date such Ground Lease is in full force and effect, and the Seller has not received notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease as of the Cut-Off Date;

      (e) Seller or its agent has provided the lessor under the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease (including where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease), which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

      (g) Such Ground Lease has a current term (including one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller, its successors or assigns) which extends not less than ten (10) years beyond the amortization term of the related Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                                   SCHEDULE II

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

Exceptions to Representation 8

Loans                                              Description of Exception
------------------------------------------------   -----------------------------

010-1832 165 Ledge Street
010-1821 Comerica Ground Lease
010-1841 Gateway Crossing Center
010-1815 Spalding Station                          With respect to the Loans
                                                   listed to the left, certain
                                                   tenants have been granted a
                                                   right of first refusal or
                                                   offer to purchase their
                                                   leased premises and/or the
                                                   related Mortgaged Property,
                                                   subject to certain terms and
                                                   conditions contained in their
                                                   leases.

010-1816 Marriott Courtyard - Boise, ID            The related hotel franchisor
                                                   has been granted a right of
                                                   first refusal to purchase the
                                                   Mortgaged Property subject to
                                                   certain terms and conditions
                                                   contained in the related
                                                   franchise agreement.

010-1537 Snoqualmie Ridge Phase II
010-1833 Snoqualmie Ridge Phase V                  With respect to the Loans
                                                   listed to the left, the
                                                   previous owner of the related
                                                   Mortgaged Property has the
                                                   right to repurchase the
                                                   applicable Mortgaged Property
                                                   in the event construction of
                                                   the related improvements is
                                                   not completed in accordance
                                                   with the requirements of the
                                                   City of Snoqualmie,
                                                   Washington.

010-1845 San Pedregal Apartments                   The related Mortgaged
                                                   Property is subject to
                                                   certain covenants, requiring,
                                                   in order to avoid substantial
                                                   penalties and other
                                                   consequences of default,
                                                   among other things, that the
                                                   owner of the related
                                                   Mortgaged Property cause each
                                                   tenant to execute a
                                                   disclosure statement
                                                   acknowledging that such
                                                   tenant in aware of the
                                                   existing automobile sales and
                                                   service facility ("Auto
                                                   Facility") immediately
                                                   adjacent to the related
                                                   Mortgaged Property, and if
                                                   any tenant occupying an
                                                   apartment in an "Adjacent
                                                   Building" at the related
                                                   Mortgaged Property (which
                                                   includes any building any
                                                   portion of which is within
                                                   100 feet of the Auto
                                                   Facility), object at any time
                                                   to any aspect of the use or
                                                   business conducted at the
                                                   adjacent automobile sales and
                                                   service facility, the owner
                                                   and manager of the related
                                                   Mortgaged Property must offer
                                                   in good faith to relocate
                                                   such tenant to the first
                                                   available apartment with the
                                                   same floor plan that is not
                                                   within an Adjacent Building.

010-1813 Summerglen Apartments                     The related Mortgaged
                                                   Property is subject to
                                                   certain covenants pertaining
                                                   to low income tax credit
                                                   housing, including, among
                                                   other things, covenants
                                                   respecting renting to low
                                                   income persons.

Exceptions to Representation 13

Loans                                              Description of Exception
------------------------------------------------   -----------------------------

All Loans                                          All insurance requirements
                                                   specified under each Mortgage
                                                   may not, as of the date of
                                                   origination or thereafter,
                                                   have been required to be
                                                   satisfied in every respect,
                                                   and some Mortgage
                                                   requirements may have been
                                                   waived both at the time of
                                                   origination and for the
                                                   future; however, the
                                                   coverages specifically
                                                   enumerated in Representation
                                                   13 (aside from the provision
                                                   indicating all coverages
                                                   required under the Mortgage
                                                   Loan Documents are in place)
                                                   were in place at origination
                                                   and have not been waived, and
                                                   to Mortgagee's actual
                                                   knowledge, remain in place
                                                   except as otherwise indicated
                                                   in the exceptions to this
                                                   Representation 13.

All Loans                                          Except as specifically forth
                                                   in the following exceptions
                                                   to Representation 13,
                                                   borrowers' insurance policies
                                                   cover certified acts of
                                                   terrorism, but no
                                                   representation is made as to
                                                   the existence or requirement
                                                   in the Mortgage Loan
                                                   Documents that borrowers
                                                   maintain insurance covering
                                                   "non-certified acts of
                                                   terrorism" as defined in the
                                                   Federal Terrorism Risk
                                                   Insurance Act.

All Loans                                          The insurance requirements
                                                   specified under each
                                                   Mortgage, with respect to
                                                   certain law and ordinance
                                                   coverages, may have been
                                                   waived both at the time of
                                                   origination and for the
                                                   future.

All Loans                                          In certain cases, deductibles
                                                   have been permitted in
                                                   amounts higher than the
                                                   specific deductible limits
                                                   set forth in the related
                                                   mortgage loan documents.

010-1834 Wells Street Apts
010-1839 Dysart
010-1464 Central Square Shopping Center
010-1832 165 Ledge Street
010-1794 Sleep Inn - Beaufort, SC
010-1770 Harbor Inn - Edmonds, WA                  With respect to the Loans
                                                   listed to the left, although
                                                   the related Mortgaged
                                                   Property was legal
                                                   non-conforming, no law and
                                                   ordinance coverage was
                                                   required at closing as the
                                                   non-conformity was deemed not
                                                   to have a material adverse
                                                   affect on the related
                                                   Mortgaged Property.

010-1821 Comerica Ground Lease                     Lender waived requirements
                                                   for property insurance and
                                                   business interruption
                                                   coverage at closing as the
                                                   entire Mortgaged Property is
                                                   ground leased. The related
                                                   ground lease contains
                                                   provisions requiring tenant
                                                   to pay certain sums or the
                                                   insurance proceeds to the
                                                   borrower in the event of
                                                   lease termination due to a
                                                   casualty, and the failure of
                                                   the borrower to deposit such
                                                   amounts with lender is a
                                                   recourse event under the
                                                   related mortgage loan
                                                   documents.

010-1684 150-170 Crossways Park Drive
010-1730 Bulverde Business Park                    With respect to the Loans
                                                   listed to the left, the
                                                   related borrower is obligated
                                                   to obtain and maintain
                                                   terrorism coverage so long as
                                                   such coverage is available at
                                                   commercially reasonably
                                                   rates.

010-1816 Marriott Courtyard - Boise, ID            The related insurance
                                                   policies contain a standard
                                                   mortgagee clause which
                                                   provides that insurance
                                                   coverages are not terminable
                                                   or subject to reduction
                                                   unless the related insurer
                                                   endeavors to provide lender
                                                   notice.

010-1799 Alaska Legal Center                       The related earthquake
                                                   insurance policy contains a
                                                   standard mortgagee clause
                                                   which provides that coverage
                                                   thereunder is not terminable
                                                   or subject to reduction
                                                   unless the related insurer
                                                   provides lender with 20 days
                                                   prior written notice.
                                                   Additionally, such policy
                                                   carries a ten percent (10%)
                                                   deductible.

Exceptions to Representation 19

Loans                                              Description of Exception
------------------------------------------------   -----------------------------

010-1808 Florida Dept of Agriculture               The related environmental
                                                   site assessment recommended
                                                   that a O&M plan be prepared
                                                   and instituted, however, the
                                                   lender did not require
                                                   borrower to provide a
                                                   certificate that such O&M
                                                   plan had been implemented.
                                                   However, the related mortgage
                                                   includes a covenant requiring
                                                   the related borrower to
                                                   develop and implement a
                                                   reasonably acceptable O&M
                                                   plan if required under the
                                                   environmental site
                                                   assessment.

Exceptions to Representation 24

All Loans                                          The insurance requirements
                                                   specified under each
                                                   Mortgage, with respect to
                                                   certain law and ordinance
                                                   coverages, may have been
                                                   waived both at the time of
                                                   origination and for the
                                                   future.

010-1834 Wells Street Apts
010-1839 Dysart
010-1464 Central Square Shopping Center
010-1832 165 Ledge Street
010-1794 Sleep Inn - Beaufort, SC
010-1770 Harbor Inn - Edmonds, WA                  With respect to the Loans
                                                   listed to the left, although
                                                   the related Mortgaged
                                                   Property was legal
                                                   non-conforming, no law and
                                                   ordinance coverage was
                                                   required at closing as the
                                                   non-conformity was deemed not
                                                   to have a material adverse
                                                   affect on the related
                                                   Mortgaged Property.

010-1821 Comerica Ground Lease                     Lender waived requirements
                                                   for property insurance and
                                                   business interruption
                                                   coverage at closing as the
                                                   entire Mortgaged Property is
                                                   ground leased. The related
                                                   ground lease contains
                                                   provisions requiring tenant
                                                   to pay certain sums or the
                                                   insurance proceeds to the
                                                   borrower in the event of
                                                   lease termination due to a
                                                   casualty, and the failure of
                                                   the borrower to deposit such
                                                   amounts with lender is a
                                                   recourse event under the
                                                   related mortgage loan
                                                   documents.

All Loans                                          In certain cases, deductibles
                                                   have been permitted in
                                                   amounts higher than the
                                                   specific deductible limits
                                                   set forth in the related
                                                   mortgage loan documents.

Exceptions to Representation 26

Loans                                              Description of Exception
------------------------------------------------   -----------------------------

010-1730 Bulverde Business Park                    The Mortgage Loan Documents
                                                   permit the partial release of
                                                   an immaterial portion of the
                                                   Mortgaged Property without
                                                   payment of 125% of the
                                                   related allocated loan
                                                   amount, subject to certain
                                                   conditions precedent set
                                                   forth in the Mortgage Loan
                                                   Documents.

010-1859 Storbox Storage
010-1782 Riverton Retail Center                    With respect to the Loans
                                                   listed to the left, the
                                                   related Mortgage Loan
                                                   Documents permit the partial
                                                   release of a material portion
                                                   of the related Mortgaged
                                                   Property without payment of
                                                   125% of the related allocated
                                                   loan amount; provided that
                                                   certain debt service coverage
                                                   ratios and loan-to-value
                                                   tests with respect to the
                                                   remaining portion of the
                                                   Mortgaged Property are
                                                   satisfied at the time of such
                                                   partial release.

010-1813 Summerglen Apartments                     The Mortgage Loan Documents
                                                   permit the partial release of
                                                   a material portion of the
                                                   Mortgaged Property without
                                                   payment of 125% of the
                                                   related allocated loan
                                                   amount; provided that a debt
                                                   service coverage ratio test
                                                   with respect to the remaining
                                                   portion of the Mortgaged
                                                   Property is satisfied at the
                                                   time of such partial release.

010-1841 Gateway Crossing                          The Mortgage Loan Documents
                                                   permit the partial release of
                                                   material portions of the
                                                   Mortgaged Property without
                                                   payment of 125% of the
                                                   related allocated loan
                                                   amounts; provided that the
                                                   related borrower effects a
                                                   partial defeasance of certain
                                                   amounts allocated to such
                                                   portions of the Mortgaged
                                                   Property and satisfies
                                                   certain debt service coverage
                                                   ratios and loan-to-value
                                                   tests with respect to the
                                                   remaining portion of the
                                                   Mortgaged Property at the
                                                   time of such partial release.

010-1781 Washington State Office Portfolio         The Mortgage Loan Documents
                                                   permit the partial release of
                                                   material portions of the
                                                   Mortgaged Property without
                                                   payment of 125% of the
                                                   related allocated loan
                                                   amounts; provided that the
                                                   related borrower effects a
                                                   partial defeasance of not
                                                   less than 115% of the related
                                                   allocated loan amount and
                                                   satisfies certain debt
                                                   service coverage ratios and
                                                   loan-to-value tests with
                                                   respect to the remaining
                                                   portion of the Mortgaged
                                                   Property at the time of such
                                                   partial release.

Exceptions to Representation 27

All Loans                                          The insurance requirements
                                                   specified under each
                                                   Mortgage, with respect to
                                                   certain law and ordinance
                                                   coverages, may have been
                                                   waived both at the time of
                                                   origination and for the
                                                   future.

Exceptions to Representation 28

010-1802 Campbell Westheimer Retail Pool           The improvements on the
                                                   Mortgaged Property encroach
                                                   onto the adjacent property.
                                                   No encroachment endorsement
                                                   was obtained, however,
                                                   $25,000 was held back from
                                                   the loan proceeds at closing
                                                   and will be released to
                                                   borrower subject to the
                                                   related borrower's curing the
                                                   encroachment and satisfaction
                                                   of certain other post-closing
                                                   obligations.

Exceptions to Representation 29

Loans                                              Description of Exception
------------------------------------------------   -----------------------------

010-1841 Gateway Crossing Center                   The Mortgage Loan Documents
                                                   permit the related borrower
                                                   to own adjacent property not
                                                   subject to the lien of the
                                                   Mortgage. The related
                                                   borrower is not permitted to
                                                   obtain any financing secured
                                                   by its interest in the
                                                   adjacent property or
                                                   undertake any development
                                                   thereon, however, borrower
                                                   may convey the other property
                                                   to an unrelated third-party
                                                   or an affiliate of the
                                                   borrower other than an
                                                   affiliated Property Manager
                                                   or the members of the
                                                   managers of the borrower.

010-1770 Harbor Inn - Edmonds, WA                  At the time of closing the
                                                   related borrower was not a
                                                   Single-Purpose Entity.
                                                   However, the Mortgage Loan
                                                   Documents require that, no
                                                   later than June 14, 2007, the
                                                   Mortgaged Property be
                                                   transferred to a newly formed
                                                   Single-Purpose Entity which
                                                   shall be 100% owned and
                                                   controlled by certain
                                                   principals of Mortgagor set
                                                   forth in the Mortgage Loan
                                                   Documents.

010-1845 San Pedregal Apartments
010-1801 Quail Cove Apartments
010-1820 Opus Office Pool
010-1824 Valley View Phase I
010-1859 Storbox Self Storage - Pasadena, CA       With respect to the Loans
                                                   listed to the left, no
                                                   non-consolidation opinion was
                                                   required.

Exceptions to Representation 31

Loans                                              Description of Exception
------------------------------------------------   -----------------------------

010-1829 Ahwatukee Retail - Phoenix, Arizona       A judgment was filed against
                                                   the related borrower on
                                                   October 7, 2005 in connection
                                                   with a construction dispute
                                                   at the related Mortgaged
                                                   Property. Borrower has
                                                   escrowed $600,000 with lender
                                                   to be released upon final
                                                   satisfaction of the judgment.

Exceptions to Representation 35

Loans                                              Description of Exception
------------------------------------------------   -----------------------------

010-1836 Van Buren Office Building                 The flood insurance coverage
                                                   for the related Mortgaged
                                                   Property is maintained at
                                                   amounts less than the maximum
                                                   required under the federal
                                                   flood insurance program.

Exceptions to Representation 37

Loans                                              Description of Exception
------------------------------------------------   -----------------------------

010-1795 Athalon Center
010-1796 Rancho Pacific Center
010-1803 Ponderosa Park Apartments
010-1464 Central Square Shopping Center
010-1799 Alaska Legal Center
010-1792 Vista Palms
010-1789 Macey's Shopping Center                   With respect to the Loans
                                                   listed to the left, one or
                                                   more certificates of
                                                   occupancy were not available
                                                   at closing. An affidavit of
                                                   related borrower was provided
                                                   in lieu thereof.

010-1814  CVS Plaza
010-1815 Spalding Station
010-1824 Valley View Phase I
010-1783 South Baldwin Center
010-1801 Quail Cove Apartments
010-1849 Lancer Apartments
010-1780 Shenandoah Villas
010-1810 The Plazas at Park 10
010-1834 Wells Street Apartments
010-1859 Storbox Self Storage
010-1828 Turnpike Business Center
010-1722 Everett Mall Office Park I & II           With respect to the Loans
                                                   listed to the left, one or
                                                   more certificates of
                                                   occupancy were not available
                                                   at closing.

010-1537 Snoqualmie Ridge Phase V
010-1829 Ahwatukee Retail
010-1804 Burnside Commons II Retail Center
010-1841 Gateway Crossing Center
010-1812 Gillette Retail
010-1840 Apache Retail
010-1732 678 South Tippecanoe
010-1733 696 South Tippecanoe
010-1853 Lathrop Industrial Building               With respect to the Loans
                                                   listed to the left, one or
                                                   more certificates of
                                                   occupancy were not available
                                                   at closing, but certain
                                                   reserves are in place that
                                                   may not be released until the
                                                   missing certificates of
                                                   occupancy are supplied and
                                                   subject to certain other
                                                   conditions in the related
                                                   Mortgage Loan Documents.

010-1830 Crossroads Professional Center
010-1831 Arbor Ridge Apartments                    With respect to the Loans
                                                   listed to the left, the
                                                   government entity with
                                                   jurisdiction over the related
                                                   Mortgaged Property does not
                                                   issue certificates of
                                                   occupancy.

010-1864 Towne Square Retail Center                The City of Federal Way,
                                                   Washington, currently has
                                                   jurisdiction over the
                                                   Mortgaged Property and does
                                                   not issue certificates of
                                                   occupancy. However, copies of
                                                   certificates of occupancy for
                                                   the Mortgaged Property were
                                                   obtained from King County,
                                                   Washington, the governmental
                                                   entity with jurisdiction over
                                                   the Mortgaged Property at the
                                                   time of construction of the
                                                   improvements located on the
                                                   Mortgaged Property.

010-1770 Harbor Inn - Edmonds, WA                  No franchise agreement was in
                                                   place at closing for the
                                                   related Mortgaged Property
                                                   operating as a hotel. The
                                                   Mortgaged Property is
                                                   currently undergoing
                                                   renovations required to
                                                   qualify for the Best Western
                                                   franchise and there are
                                                   reserves in place that will
                                                   be released upon, among other
                                                   conditions, the delivery of a
                                                   satisfactory Franchise
                                                   Agreement and tri-party
                                                   agreement/comfort letter from
                                                   Best Western and the
                                                   borrower.

010-1831 Arbor Ridge                               The business license required
                                                   to operate the borrower's
                                                   business has expired; however
                                                   application has been made for
                                                   renewal of the license.

Exceptions to Representation 40

Loans                                              Description of Exception
------------------------------------------------   -----------------------------

All Loans                                          Mortgagor and guarantor are
                                                   liable to Mortgagee for
                                                   losses incurred due to the
                                                   misapplication of rents only
                                                   with respect to rents
                                                   received by the Mortgagor or
                                                   any guarantor after Mortgagee
                                                   makes written demand therefor
                                                   pursuant to any loan
                                                   document.

All Loans                                          The Mortgage Loans in many or
                                                   all cases provide for
                                                   recourse liability and/or
                                                   liability for lender losses
                                                   for items other than fraud,
                                                   material misrepresentation,
                                                   environmental indemnities,
                                                   misapplication of rents,
                                                   conversion of insurance
                                                   proceeds or breach of the
                                                   environmental covenants set
                                                   forth in the Mortgage Loan
                                                   Documents.

010-1922 One Congress Street
010-1845 San Pedregal Apartments
010-1831 Arbor Ridge Apartments
010-1862 Texas State Agencies Building
010-1747 Camelot Apartments
010-1840 Apache Retail
010-1839 Dysart                                    With respect to each of the
                                                   Loans listed to the left, the
                                                   related guarantor is not a
                                                   natural person.

010-1828 Turnpike Business Center                  The Mortgage Loan is full
                                                   recourse to the related
                                                   natural person guarantor only
                                                   (i) in the event the
                                                   Mortgaged Property becomes an
                                                   asset in bankruptcy or other
                                                   insolvency proceeding and or
                                                   (ii) in the event the related
                                                   Ground Lease is terminated,
                                                   or not renewed, for any
                                                   reason.

Exceptions to Representation 43

Loans                                              Description of Exception
------------------------------------------------   -----------------------------

All Loans                                          No Mortgage Loan requires, as
                                                   a condition to a defeasance,
                                                   that the defeasance be
                                                   permitted only to facilitate
                                                   the disposition or
                                                   refinancing of the Mortgaged
                                                   Property and not as a part of
                                                   an arrangement to
                                                   collateralize a REMIC
                                                   offering with obligations
                                                   that are not real estate
                                                   mortgages.

Exceptions to Representation 46

Loans                                              Description of Exception
------------------------------------------------   -----------------------------

010-1861 Creekside Plaza                           The Mortgage Loan Documents
                                                   permit the Mortgaged Property
                                                   to secure a junior loan in
                                                   connection with either (i) a
                                                   sale of the Mortgaged
                                                   Property or (ii) an
                                                   assumption of the Mortgage
                                                   Loan whereby the related
                                                   borrower agrees to provide
                                                   seller financing to a
                                                   purchaser, subject to the
                                                   satisfaction of certain terms
                                                   and conditions contained in
                                                   the Mortgage Loan Documents,
                                                   including, among other
                                                   things, (i) the amount of the
                                                   junior loan shall not exceed
                                                   the amount which would result
                                                   in a combined loan-to-value
                                                   ratio for the Mortgage Loan
                                                   and the junior loan of
                                                   greater than 0.7 to 1.00, and
                                                   the amount of the junior loan
                                                   shall not exceed the amount
                                                   which would result in a
                                                   combined debt service
                                                   coverage ratio of less than
                                                   1.35 to 1.00, (ii) the
                                                   current borrower and the new
                                                   borrower shall acknowledge
                                                   that the junior mortgage is
                                                   in all respects subordinate
                                                   to the Mortgage and to all
                                                   terms of the Mortgage Loan
                                                   Documents, (iii) new borrower
                                                   shall execute and deliver a
                                                   subordination and standstill
                                                   agreement in form and
                                                   substance acceptable to
                                                   Mortgagee, (iv) all payments
                                                   due under the junior loan
                                                   shall be permitted to be made
                                                   solely from excess cash flow
                                                   generated at the related
                                                   Mortgaged Property, and (v)
                                                   the terms of the junior
                                                   mortgage are subject to
                                                   Mortgagee's approval.

Exceptions to Representation 46

Loans                                              Description of Exception
------------------------------------------------   -----------------------------

010-1861 Creekside Plaza                           The Mortgage Loan Documents
                                                   permit the Mortgaged Property
                                                   to secure a junior loan in
                                                   connection with either (i) a
                                                   sale of the Mortgaged
                                                   Property or (ii) an
                                                   assumption of the Mortgage
                                                   Loan whereby the related
                                                   borrower agrees to provide
                                                   seller financing to a
                                                   purchaser, subject to the
                                                   satisfaction of certain terms
                                                   and conditions contained in
                                                   the Mortgage Loan Documents,
                                                   including, among other
                                                   things, (i) the amount of the
                                                   junior loan shall not exceed
                                                   the amount which would result
                                                   in a combined loan-to-value
                                                   ratio for the Mortgage Loan
                                                   and the junior loan of
                                                   greater than 0.7 to 1.00, and
                                                   the amount of the junior loan
                                                   shall not exceed the amount
                                                   which would result in a
                                                   combined debt service
                                                   coverage ratio of less than
                                                   1.35 to 1.00, (ii) the
                                                   current borrower and the new
                                                   borrower shall acknowledge
                                                   that the junior mortgage is
                                                   in all respects subordinate
                                                   to the Mortgage and to all
                                                   terms of the Mortgage Loan
                                                   Documents, (iii) new borrower
                                                   shall execute and deliver a
                                                   subordination and standstill
                                                   agreement in form and
                                                   substance acceptable to
                                                   Mortgagee, (iv) all payments
                                                   due under the junior loan
                                                   shall be permitted to be made
                                                   solely from excess cash flow
                                                   generated at the related
                                                   Mortgaged Property, and (v)
                                                   the terms of the junior
                                                   mortgage are subject to
                                                   Mortgagee's approval.

Exceptions to Representation 50

Loans                                              Description of Exception
------------------------------------------------   -----------------------------

010-1820 Opus Office Pool                          The borrower is obligated to
                                                   provide audited financial
                                                   statements only following an
                                                   event of default under the
                                                   related loan documents.

010-1841 Gateway Crossing Center
010-1845 San Pedregal Apartments
010-1801 Quail Cover Apartments
010-1859 Storbox Self Storage - Pasadena, CA       With respect to the loans
                                                   listed to the left, the
                                                   related borrower is obligated
                                                   to provide audited financial
                                                   statements following a
                                                   request from lender.

Exceptions to Representation 53 (b)

Loans                                              Description of Exception
------------------------------------------------   -----------------------------

010-1842 Courtyard by Marriott- Beavercreek, OH
010-1843 Residence Inn - Beavercreek, OH           With respect to the loans
                                                   listed to the left, a fee
                                                   mortgage superior to the
                                                   Ground Lease affects the
                                                   related Mortgaged Property.
                                                   However, in each case, the
                                                   ground lessee, landlord and
                                                   fee mortgagee entered into an
                                                   SNDA which provides that so
                                                   long as the Ground Lease is
                                                   in full force and ground
                                                   lessee is not in default
                                                   under the lease or the SNDA,
                                                   fee mortgagee shall not
                                                   interfere with ground
                                                   lessee's possession or
                                                   enforce any rights or
                                                   remedies under the fee
                                                   mortgage which would
                                                   extinguish the Ground Lease.

Exceptions to Representation 53 (c)

Loans                                              Description of Exception
------------------------------------------------   -----------------------------

010-1856 Lanier Electronic                         The Ground Lease may be
                                                   assigned to or assumed by
                                                   lender in connection with a
                                                   foreclosure or bankruptcy,
                                                   however, subsequent
                                                   assignments require the
                                                   consent of ground lessor,
                                                   which will not be withheld so
                                                   long as no outstanding
                                                   default exists with respect
                                                   to payment of rent under the
                                                   Ground Lease.

Exceptions to Representation 53 (h)

Loans                                              Description of Exception
------------------------------------------------   -----------------------------

010-1770 Harbor Inn - Edmonds, WA
010-1856 Lanier Electronic                         With respect to the Loans
                                                   listed to the left, as a
                                                   condition precedent to
                                                   obtaining a new ground lease
                                                   between lender and ground
                                                   lessor subsequent to a
                                                   foreclosure or rejection of
                                                   the Ground Lease in
                                                   bankruptcy, lender (or its
                                                   designee, as applicable)
                                                   shall (i) pay all sums which
                                                   were due and owing under the
                                                   Ground Lease at the time of
                                                   termination thereof, and (ii)
                                                   cure all outstanding defaults
                                                   which are reasonably subject
                                                   to cure by lender or its
                                                   designee.

                                    EXHIBIT A

                             Mortgage Loan Schedule



Mortgage Loan Number   Loan Group Number   Property Name
--------------------   -----------------   ---------------------------------------
                   7                   1   One Congress Street(1)
                  21                   1   Gateway Crossing Center
                  30                   2   San Pedregal Apartments
                  58                   2   Quail Cove Apartments
                  62                   1   Opus Office Pool
               62.01                       Highlands Corporate Campus I
               62.02                       Southcreek Corporate Center III
                  67                   1   Storbox Self Storage
                  72                   1   Valley View Phase I
                  79                   1   Lathrop Industrial Building
                  87                   1   Superior Pointe
                  89                   1   GSA - Anaheim, CA
                  97                   1   Everett Mall Office Park II & III
                  98                   1   Holiday Inn - Everett, WA(17)
                 106                   1   Athalon Center
                 107                   2   Arbor Ridge Apartments
                 112                   1   Marriott Courtyard - Boise, ID
                 114                   1   State of Washington Office Buildings
                 124                   1   Crossroads Professional Center
                 125                   1   Turnpike Business Park
                 127                   1   Residence Inn - Beavercreek, OH
                 130                   1   Northwest Professional Center(4)
                 132                   2   Ponderosa Park Apartments
                 139                   1   Uptown Row
                 142                   1   Creekside Plaza
                 151                   2   Summerglen Apartments
                 153                   1   Courtyard by Marriott - Beavercreek, OH
                 154                   2   Wells Street Apartments
                 155                   1   Snoqualmie Ridge Phase V
                 157                   1   Macey's Shopping Center
                 164                   1   CVS Plaza
                 172                   2   Village Apartments Phase II
                 176                   1   Burnside Commons II Retail Center
                 183                   1   Texas State Agencies Building
                 185                   2   Shenandoah Villas
                 187                   1   Spalding Station
                 190                   1   Ahwatukee Retail
                 195                   1   Rancho Pacific Center
                 196                   1   Harbor Inn - Edmonds, WA
                 200                   1   150-170 Crossways Park Drive
                 201                   1   Boyer Center
                 202                   1   Alaska Legal Center
                 207                   1   Riverton Retail Center
                 208                   1   Florida Department of Agriculture(5)
                 210                   2   Vista Palms
                 212                   1   Campbell Westheimer Retail Pool
              212.01                       Campbell - Collins Retail Building
              212.02                       Highway 6/Westheimer Center
                 213                   1   678 South Tippecanoe - Building 1
                 214                   1   The Plazas at Park 10
                 215                   1   Sleep Inn - Beaufort, SC
                 216                   2   Lancer Apartments
                 217                   1   Gazebo Square Shopping Center
                 220                   1   Eclectic Industrial
                 221                   1   Towne Square Retail Center(6)
                 222                   1   696 South Tippecanoe - Building 3
                 227                   1   165 Ledge Street
                 231                   2   Camelot Apartments
                 233                   1   Van Buren Office Building
                 234                   1   Hampton Inn - Danville, VA
                 235                   1   Sleep Inn - Tupelo, MS
                 237                   1   Bulverde Business Park
                 238                   1   Central Square Shopping Center
                 244                   1   Best Western - Danville, VA
                 245                   1   South Baldwin Center
                 246                   1   Gillette Retail
                 247                   1   Snoqualmie Ridge II
                 256                   1   Lanier Electronic - Melbourne, FL
                 259                   1   Apache Retail
                 260                   1   Dysart
                 261                   1   Comerica Ground Lease
                 262                   2   Kaeding Apartments


Mortgage Loan Number   Address
--------------------   -------------------------------------------------------------------------------------------------
                   7   50 New Sudbury Street
                  21   9915, 9925, 9945, 9975, 9995, 10005, 10025, 10035, 10045, 10055, 10115 & 10125 West McDowell Road
                  30   16601 North 12th Street
                  58   332 West Antelope Drive
                  62   Various
               62.01   10740 Nall Avenue
               62.02   12900 Foster Street
                  67   2161, 2181 & 2233 East Foothills Boulevard
                  72   6280 South Valley View Boulevard
                  79   17500 Shideler Parkway
                  87   1000-1100 South McCaslin Boulevard
                  89   1585 South Manchester Avenue
                  97   906 & 1000 SE Everett Mall Way
                  98   3105 Pine Street
                 106   9227 and 9267 Haven Avenue
                 107   13702-13729 Via Del Palma Avenue
                 112   222 South Broadway Avenue
                 114   1300 & 1400 Evergreen Park Drive SW and 2404 & 2411 Chandler Court SW
                 124   3110 Chino Avenue
                 125   7100 North Broadway
                 127   2779 Fairfield Commons Boulevard
                 130   2351 Connecticut Avenue
                 132   1201 East Ponderosa Parkway
                 139   1221 West Lake Street
                 142   20311 52nd Avenue West
                 151   1608-1630 North 26th Street
                 153   2777 Fairfield Commons Boulevard
                 154   3103, 3104, 3010, 3110, 3118-3124 and 3210 West Wells Street
                 155   7713 Center Boulevard SE and 34929 SE Ridge Street
                 157   325 36th Street and 3601 South Washington Boulevard
                 164   1615-1635 East Baseline Road
                 172   490 Pioneer Road
                 176   1600-1880 NW Fairview Drive
                 183   4601 South 1st Street
                 185   101 Conestoga Drive
                 187   3425 & 3435 Medlock Bridge Road
                 190   4647 East Chandler Boulevard
                 195   8300 Utica Avenue
                 196   130 West Dayton Street
                 200   150-170 Crossways Park Drive
                 201   10822 SE 82nd Avenue
                 202   1016 West 6th Avenue
                 207   14227 Tukwila International Boulevard and 3742 South 144th Street
                 208   2005 Apalachee Parkway
                 210   1162 and 1172 Saranap Avenue
                 212   Various
              212.01   377 Campbell Road
              212.02   2505 Highway 6 South
                 213   678 South Tippecanoe Avenue
                 214   1029 Highway 6 North
                 215   2523 Boundary Street
                 216   701 - 717 South 12th Street; 1209 - 1313 Willow Lane and 1310 - 1370 Lancer Village Drive
                 217   7802, 7808 and 7814 Orangethorpe Avenue
                 220   41625 Eclectic Street
                 221   32018-32050 23rd Avenue South
                 222   696 South Tippecanoe Avenue
                 227   165 Ledge Street
                 231   530-540 Rockingham and 1212 Hampshire Lane
                 233   4130 East Van Buren Street
                 234   2130 Riverside Drive
                 235   1721 N. Gloster Street
                 237   14829 Bulverde Road
                 238   131 - 157 Central Square Drive
                 244   1292 South Boston Road
                 245   1409, 1413-1427 & 1429-1435 South Baldwin Avenue
                 246   2005 South Douglas Highway
                 247   7715-7729 Center Boulevard SE
                 256   755 West Nasa Boulevard
                 259   10749 East Apache Trail
                 260   1440 North Dysart Road
                 261   1503 Eldridge Parkway
                 262   309-343 14th Avenue South


Mortgage Loan Number   City                  State   Zip Code   County                 Cut-Off Date Loan Balance ($)
--------------------   -------------------   -----   --------   --------------------   -----------------------------
                   7   Boston                MA         02114   Suffolk                               190,000,000.00
                  21   Avondale              AZ         85323   Maricopa                               50,000,000.00
                  30   Phoenix               AZ         85022   Maricopa                               42,000,000.00
                  58   Layton                UT         84041   Davis                                  25,500,000.00
                  62   Overland Park         KS      Various    Johnson                                24,000,000.00
               62.01   Overland Park         KS         66211   Johnson
               62.02   Overland Park         KS         66213   Johnson
                  67   Pasadena              CA         91107   Los Angeles                            22,000,000.00
                  72   Las Vegas             NV         89118   Clark                                  19,966,068.06
                  79   Lathrop               CA         95330   San Joaquin                            17,500,000.00
                  87   Superior              CO         80027   Boulder                                16,000,000.00
                  89   Anaheim               CA         92802   Orange                                 15,400,000.00
                  97   Everett               WA         98208   Snohomish                              14,000,000.00
                  98   Everett               WA         98201   Snohomish                              14,000,000.00
                 106   Rancho Cucamonga      CA         91730   San Bernardino                         13,050,000.00
                 107   Whittier              CA         90602   Los Angeles                            13,000,000.00
                 112   Boise                 ID         83702   Ada                                    12,000,000.00
                 114   Olympia               WA         98502   Thurston                               11,853,105.97
                 124   Chino Hills           CA         91709   San Bernardino                         10,400,000.00
                 125   Denver                CO         80221   Adams                                  10,400,000.00
                 127   Beavercreek           OH         45431   Greene                                  9,628,447.26
                 130   Sartell               MN         56377   Stearns                                 9,479,058.28
                 132   Flagstaff             AZ         86001   Coconino                                9,300,000.00
                 139   Minneapolis           MN         55408   Hennepin                                8,735,433.78
                 142   Lynnwood              WA         98036   Snohomish                               8,625,000.00
                 151   Mount Vernon          WA         98273   Skagit                                  7,550,000.00
                 153   Beavercreek           OH         45431   Greene                                  7,483,249.16
                 154   Milwaukee             WI         53208   Milwaukee                               7,440,000.00
                 155   Snoqualmie            WA         98065   King                                    7,120,000.00
                 157   South Ogden           UT         84405   Weber                                   6,802,963.90
                 164   Phoenix               AZ         85042   Maricopa                                6,588,823.71
                 172   Rexburg               ID         83440   Madison                                 5,841,973.14
                 176   Gresham               OR         97030   Multnomah                               5,625,000.00
                 183   Abilene               TX         79605   Taylor                                  5,350,496.60
                 185   Carson City           NV         89706   Carson City                             5,300,000.00
                 187   Norcross              GA         30092   Gwinnett                                5,288,449.76
                 190   Phoenix               AZ         85048   Maricopa                                5,000,000.00
                 195   Rancho Cucamonga      CA         91730   San Bernardino                          4,950,000.00
                 196   Edmonds               WA         98020   Snohomish                               4,785,298.48
                 200   Woodbury              NY         11797   Nassau                                  4,400,000.00
                 201   Happy Valley          OR         97086   Clackamas                               4,400,000.00
                 202   Anchorage             AK         99501   Anchorage                               4,390,172.86
                 207   Tukwila               WA         98168   King                                    4,282,195.64
                 208   Tallahassee           FL         32301   Leon                                    4,225,000.00
                 210   Walnut Creek          CA         94595   Contra Costa                            4,000,000.00
                 212   Various               TX      Various    Various                                 3,990,992.81
              212.01   Richardson            TX         75080   Dallas
              212.02   Houston               TX         77077   Harris
                 213   San Bernardino        CA         92408   San Bernardino                          3,930,000.00
                 214   Houston               TX         77079   Harris                                  3,925,000.00
                 215   Beaufort              SC         29906   Beaufort                                3,918,105.48
                 216   La Crescent           MN         55947   Houston                                 3,866,130.20
                 217   Buena Park            CA         90621   Orange                                  3,850,000.00
                 220   Palm Desert           CA         92260   Riverside                               3,800,000.00
                 221   Federal Way           WA         98003   King                                    3,794,724.90
                 222   San Bernardino        CA         92408   San Bernardino                          3,770,000.00
                 227   Nashua                NH         03060   Hillsborough                            3,600,000.00
                 231   Richardson            TX         75080   Dallas                                  3,386,212.74
                 233   Phoenix               AZ         85008   Maricopa                                3,300,000.00
                 234   Danville              VA         24540   Pittsylvania                            3,289,809.80
                 235   Tupelo                MS         38804   Lee                                     3,289,782.01
                 237   San Antonio           TX         78247   Bexar                                   3,190,404.61
                 238   Prince Frederick      MD         20678   Calvert                                 3,130,574.87
                 244   Danville              VA         24540   Pittsylvania                            2,850,000.00
                 245   Arcadia               CA         91007   Los Angeles                             2,800,000.00
                 246   Gillette              WY         82718   Campbell                                2,796,225.56
                 247   Snoqualmie            WA         98065   King                                    2,775,000.00
                 256   Melbourne             FL         32901   Brevard                                 2,100,000.00
                 259   Apache Junction       AZ         85220   Maricopa                                1,498,028.72
                 260   Avondale              AZ         85323   Maricopa                                1,498,028.72
                 261   Houston               TX         77077   Harris                                  1,396,893.58
                 262   Devil's Lake          ND         58301   Ramsey                                  1,300,000.00


Mortgage Loan Number   Monthly P&I Payments ($)   Grace Days   Mortgage Rate (%)    Number of Units   Unit of Measure
--------------------   ------------------------   ----------   -----------------    ---------------   ---------------
                   7   IO                                                 6.0739%         1,200,000   Sq. Ft.
                  21                 286,094.33                        5.5700000%           223,738   Sq. Ft.
                  30   IO                                                 5.5200%               348   Units
                  58   IO                                                 5.8100%               420   Units
                  62   IO                                                 5.6300%           234,478   Sq. Ft.
               62.01                                                                        112,678   Sq. Ft.
               62.02                                                                        121,800   Sq. Ft.
                  67                 127,548.71                           5.6900%           188,643   Sq. Ft.
                  72                 108,717.02                           5.6000%           126,879   Sq. Ft.
                  79                 101,681.00                           5.7100%           407,820   Sq. Ft.
                  87   IO                                                 5.5500%           148,430   Sq. Ft.
                  89                  88,894.31                           5.6500%            67,424   Sq. Ft.
                  97                  88,765.92                           6.5300%           188,277   Sq. Ft.
                  98                  88,752.97                           5.8300%               243   Rooms
                 106                  71,885.83                           5.7100%            79,159   Sq. Ft.
                 107                  73,812.57                           5.5000%                95   Units
                 112   IO                                                 5.8000%               162   Rooms
                 114                  65,362.25                           5.7000%            92,975   Sq. Ft.
                 124                  59,573.12                           5.5800%            40,142   Sq. Ft.
                 125                  61,221.14                           5.8300%           186,699   Sq. Ft.
                 127                  56,621.67                           5.8000%               100   Rooms
                 130                  56,226.45                           5.8800%            58,332   Sq. Ft.
                 132   IO                                                 5.7200%               120   Units
                 139                  48,141.39                           5.7000%            36,851   Sq. Ft.
                 142   IO                                                 5.4700%            70,371   Sq. Ft.
                 151   IO                                                 5.8400%               153   Units
                 153                  44,006.48                           5.8000%                94   Rooms
                 154                  44,367.67                           5.9500%               212   Units
                 155                  42,940.09                           6.0550%            32,151   Sq. Ft.
                 157                  39,223.94                           5.6100%            75,347   Sq. Ft.
                 164                  35,920.09                           5.6100%            27,813   Sq. Ft.
                 172                  33,916.36                           5.6900%               105   Units
                 176                  32,611.89                           5.6900%            38,053   Sq. Ft.
                 183                  34,600.11                           6.0200%            89,645   Sq. Ft.
                 185   IO                                                 5.6000%                78   Units
                 187                  31,606.00                           5.9500%            27,085   Sq. Ft.
                 190                  29,305.82                           5.7900%            20,040   Sq. Ft.
                 195                  27,267.04                           5.7100%            34,658   Sq. Ft.
                 196                  30,897.13                           5.9900%                91   Rooms
                 200                  26,920.09                           6.1900%            40,059   Sq. Ft.
                 201                  26,267.18                           5.9600%            23,192   Sq. Ft.
                 202                  25,817.13                           5.8000%            37,658   Sq. Ft.
                 207                  25,312.59                           5.8300%            31,375   Sq. Ft.
                 208   IO                                                 5.9900%            50,022   Sq. Ft.
                 210   IO                                                 6.0200%                45   Units
                 212                  23,342.91                           5.7500%            14,245   Sq. Ft.
              212.01                                                                          6,245   Sq. Ft.
              212.02                                                                          8,000   Sq. Ft.
                 213                  23,739.49                           6.0700%            64,800   Sq. Ft.
                 214                  22,880.31                           5.7400%            17,902   Sq. Ft.
                 215                  25,577.52                           6.1200%                86   Rooms
                 216                  22,367.89                           5.6500%                96   Units
                 217                  22,786.51                           5.8800%            20,266   Sq. Ft.
                 220   IO                                                 5.6100%            39,842   Sq. Ft.
                 221                  21,767.10                           5.5800%            27,895   Sq. Ft.
                 222                  22,603.05                           6.0000%            25,000   Sq. Ft.
                 227                  20,848.81                           5.6800%           101,600   Sq. Ft.
                 231                  20,253.75                           5.9400%               117   Units
                 233   IO                                                 5.9700%            31,433   Sq. Ft.
                 234                  21,120.96                           5.9300%                58   Rooms
                 235                  21,080.77                           5.9100%                66   Rooms
                 237                  19,185.62                           6.0000%            35,700   Sq. Ft.
                 238                  20,539.47                           5.9600%            23,524   Sq. Ft.
                 244                  18,240.83                           5.9300%                74   Rooms
                 245                  16,572.01                           5.8800%            11,701   Sq. Ft.
                 246                  16,536.22                           5.8600%            27,526   Sq. Ft.
                 247                  16,300.07                           5.8100%            10,336   Sq. Ft.
                 256                  21,880.20                           6.0100%            17,000   Sq. Ft.
                 259                   9,099.61                           6.1100%             5,050   Sq. Ft.
                 260                   9,099.61                           6.1100%             5,816   Sq. Ft.
                 261                   8,250.24                           5.8400%             9,000   Sq. Ft.
                 262                   8,519.54                           6.1800%                38   Units


Mortgage Loan Number   Original Term to Maturity or ARD (Mos.)   Remaining Term to Maturity or ARD (Mos.)
--------------------   ---------------------------------------   ----------------------------------------
                   7                                        84                                         84
                  21                                       120                                        119
                  30                                       120                                        118
                  58                                       120                                        117
                  62                                       120                                        118
               62.01
               62.02
                  67                                       120                                        119
                  72                                       120                                        118
                  79                                       120                                        120
                  87                                       120                                        117
                  89                                       120                                        118
                  97                                       120                                        120
                  98                                       120                                        118
                 106                                       120                                        117
                 107                                       120                                        118
                 112                                       120                                        117
                 114                                       120                                        117
                 124                                       120                                        118
                 125                                       120                                        120
                 127                                       120                                        118
                 130                                       120                                        118
                 132                                       120                                        117
                 139                                       120                                        118
                 142                                       120                                        119
                 151                                        60                                         58
                 153                                       120                                        118
                 154                                       120                                        119
                 155                                       120                                        118
                 157                                       120                                        117
                 164                                       120                                        118
                 172                                       108                                        107
                 176                                       120                                        118
                 183                                       120                                        119
                 185                                       120                                        118
                 187                                       120                                        118
                 190                                       120                                        118
                 195                                       120                                        117
                 196                                       120                                        118
                 200                                       120                                        115
                 201                                       120                                        119
                 202                                       120                                        118
                 207                                       120                                        116
                 208                                        60                                         58
                 210                                       120                                        117
                 212                                       120                                        118
              212.01
              212.02
                 213                                       120                                        120
                 214                                       120                                        118
                 215                                       120                                        119
                 216                                       120                                        118
                 217                                       120                                        118
                 220                                       120                                        119
                 221                                       120                                        119
                 222                                       120                                        120
                 227                                       120                                        118
                 231                                       120                                        116
                 233                                        60                                         58
                 234                                       120                                        118
                 235                                       120                                        118
                 237                                       120                                        117
                 238                                       120                                        105
                 244                                       120                                        118
                 245                                       120                                        118
                 246                                       120                                        119
                 247                                       120                                        118
                 256                                       132                                        132
                 259                                       120                                        119
                 260                                       120                                        119
                 261                                       120                                        118
                 262                                       120                                        120


Mortgage Loan Number   Maturity Date or ARD   Original Amort Term (Mos.)   Remaining Amort Term (Mos.)   Ground Lease
--------------------   --------------------   --------------------------   ---------------------------   ------------
                   7   03/11/14               IO                           IO                            Fee
                  21   02/11/17                                      360                           360   Fee
                  30   01/11/17               IO                           IO                            Fee
                  58   12/11/16               IO                           IO                            Fee
                  62   01/11/17               IO                           IO                            Fee
               62.01                                                                                     Fee
               62.02                                                                                     Fee
                  67   02/11/17                                      360                           360   Fee
                  72   01/11/17                                      420                           418   Fee
                  79   03/11/17                                      360                           360   Fee
                  87   12/11/16               IO                           IO                            Fee
                  89   01/11/17                                      360                           360   Fee
                  97   03/11/17                                      360                           360   Fee
                  98   01/11/17                                      300                           300   Fee
                 106   12/11/16                                      420                           420   Fee
                 107   01/11/17                                      360                           360   Fee
                 112   12/11/16               IO                           IO                            Fee
                 114   12/11/16                                      420                           417   Fee
                 124   01/11/17                                      360                           360   Fee
                 125   03/11/17                                      360                           360   Both
                 127   01/11/17                                      360                           358   Leasehold
                 130   01/11/17                                      360                           358   Fee
                 132   12/11/16               IO                           IO                            Fee
                 139   01/11/17                                      420                           418   Fee
                 142   02/11/17               IO                           IO                            Fee
                 151   01/11/12               IO                           IO                            Fee
                 153   01/11/17                                      360                           358   Leasehold
                 154   02/11/17                                      360                           360   Fee
                 155   01/11/17                                      360                           360   Fee
                 157   12/11/16                                      360                           357   Fee
                 164   01/11/17                                      420                           418   Fee
                 172   02/11/16                                      360                           359   Fee
                 176   01/11/17                                      360                           360   Fee
                 183   02/11/17                                      300                           299   Fee
                 185   01/11/17               IO                           IO                            Fee
                 187   01/11/17                                      360                           358   Fee
                 190   01/11/17                                      360                           360   Fee
                 195   12/11/16                                      420                           420   Fee
                 196   01/11/17                                      300                           298   Leasehold
                 200   10/11/16                                      360                           360   Fee
                 201   02/11/17                                      360                           360   Fee
                 202   01/11/17                                      360                           358   Fee
                 207   11/11/16                                      360                           356   Fee
                 208   01/11/12               IO                           IO                            Fee
                 210   12/11/16               IO                           IO                            Fee
                 212   01/11/17                                      360                           358   Fee
              212.01                                                                                     Fee
              212.02                                                                                     Fee
                 213   03/11/17                                      360                           360   Fee
                 214   01/11/17                                      360                           360   Fee
                 215   02/11/17                                      300                           299   Fee
                 216   01/11/17                                      360                           358   Fee
                 217   01/11/17                                      360                           360   Fee
                 220   02/11/17               IO                           IO                            Fee
                 221   02/11/17                                      360                           359   Fee
                 222   03/11/17                                      360                           360   Fee
                 227   01/11/17                                      360                           360   Fee
                 231   11/11/16                                      360                           356   Fee
                 233   01/11/12               IO                           IO                            Fee
                 234   01/11/17                                      300                           298   Fee
                 235   01/11/17                                      300                           298   Fee
                 237   12/11/16                                      360                           357   Fee
                 238   12/11/15                                      300                           285   Fee
                 244   01/11/17                                      300                           300   Fee
                 245   01/11/17                                      360                           360   Fee
                 246   02/11/17                                      360                           359   Fee
                 247   01/11/17                                      360                           360   Fee
                 256   03/11/18                                      132                           132   Leasehold
                 259   02/11/17                                      360                           359   Fee
                 260   02/11/17                                      360                           359   Fee
                 261   01/11/17                                      360                           358   Fee
                 262   03/11/17                                      300                           300   Fee


Mortgage Loan Number   Master Servicing Fee Rate    ARD Loan   Anticipated Repayment Date   Additional Interest Rate
--------------------   -------------------------    --------   --------------------------   ------------------------
                   7                     0.02000%   N
                  21                     0.02000%   N
                  30                     0.02000%   N
                  58                     0.02000%   N
                  62                     0.02000%   N
               62.01
               62.02
                  67                     0.02000%   N
                  72                     0.02000%   N
                  79                     0.02000%   N
                  87                     0.02000%   N
                  89                     0.02000%   N
                  97                     0.02000%   N
                  98                     0.02000%   N
                 106                     0.02000%   N
                 107                     0.02000%   N
                 112                     0.02000%   N
                 114                     0.02000%   N
                 124                     0.02000%   N
                 125                     0.02000%   N
                 127                     0.02000%   N
                 130                     0.02000%   N
                 132                     0.02000%   N
                 139                     0.02000%   N
                 142                     0.02000%   N
                 151                     0.02000%   N
                 153                     0.02000%   N
                 154                     0.02000%   N
                 155                     0.02000%   N
                 157                     0.02000%   N
                 164                     0.02000%   N
                 172                     0.02000%   N
                 176                     0.02000%   N
                 183                     0.02000%   N
                 185                     0.02000%   N
                 187                     0.07000%   N
                 190                     0.02000%   N
                 195                     0.02000%   N
                 196                     0.02000%   N
                 200                     0.02000%   N
                 201                     0.02000%   N
                 202                     0.02000%   N
                 207                     0.02000%   N
                 208                     0.02000%   N
                 210                     0.02000%   N
                 212                     0.02000%   N
              212.01
              212.02
                 213                     0.02000%   N
                 214                     0.02000%   N
                 215                     0.02000%   N
                 216                     0.02000%   N
                 217                     0.02000%   N
                 220                     0.02000%   N
                 221                     0.02000%   N
                 222                     0.02000%   N
                 227                     0.02000%   N
                 231                     0.02000%   N
                 233                     0.02000%   N
                 234                     0.02000%   N
                 235                     0.02000%   N
                 237                     0.02000%   N
                 238                     0.02000%   N
                 244                     0.02000%   N
                 245                     0.02000%   N
                 246                     0.02000%   N
                 247                     0.02000%   N
                 256                     0.02000%   N
                 259                     0.02000%   N
                 260                     0.02000%   N
                 261                     0.02000%   N
                 262                     0.02000%   N


Mortgage Loan Number   Loan Originator   Environmental Insurance   Cross Collateralized and Cross Defaulted Loan Flag
--------------------   ---------------   -----------------------   --------------------------------------------------
                   7   Artesia           N
                  21   Artesia           N
                  30   Artesia           N
                  58   Artesia           N
                  62   Artesia           N
               62.01                     N
               62.02                     N
                  67   Artesia           N
                  72   Artesia           N
                  79   Artesia           N
                  87   Artesia           N
                  89   Artesia           N
                  97   Artesia           N
                  98   Artesia           N
                 106   Artesia           N
                 107   Artesia           N
                 112   Artesia           N
                 114   Artesia           N
                 124   Artesia           N
                 125   Artesia           N
                 127   Artesia           N
                 130   Artesia           N
                 132   Artesia           N
                 139   Artesia           N
                 142   Artesia           N
                 151   Artesia           N
                 153   Artesia           N
                 154   Artesia           N
                 155   Artesia           N
                 157   Artesia           N
                 164   Artesia           N
                 172   Artesia           N
                 176   Artesia           N
                 183   Artesia           N
                 185   Artesia           N
                 187   Artesia           N
                 190   Artesia           N
                 195   Artesia           N
                 196   Artesia           N
                 200   Artesia           N
                 201   Artesia           N
                 202   Artesia           N
                 207   Artesia           N
                 208   Artesia           N
                 210   Artesia           N
                 212   Artesia           N
              212.01                     N
              212.02                     N
                 213   Artesia           N
                 214   Artesia           N
                 215   Artesia           N
                 216   Artesia           N
                 217   Artesia           N
                 220   Artesia           N
                 221   Artesia           N
                 222   Artesia           N
                 227   Artesia           N
                 231   Artesia           N
                 233   Artesia           N
                 234   Artesia           N
                 235   Artesia           N
                 237   Artesia           N
                 238   Artesia           N
                 244   Artesia           N
                 245   Artesia           N
                 246   Artesia           N
                 247   Artesia           N
                 256   Artesia           N
                 259   Artesia           N
                 260   Artesia           N
                 261   Artesia           N
                 262   Artesia           N


Mortgage Loan Number   Prepayment Provisions   Early Defeasance   Secured by LC   Interest Accrual Method   Lockbox
--------------------   ---------------------   ----------------   -------------   -----------------------   ---------
                   7   Y                       N                  N               Actual/360                Day 1
                  21   Y                       N                  N               Actual/360
                  30   Y                       N                  N               Actual/360
                  58   Y                       N                  N               Actual/360
                  62   Y                       N                  N               Actual/360
               62.01
               62.02
                  67   Y                       N                  N               Actual/360
                  72   Y                       N                  Y               Actual/360
                  79   Y                       N                  N               Actual/360
                  87   Y                       N                  N               Actual/360
                  89   Y                       N                  N               Actual/360
                  97   Y                       N                  N               Actual/360
                  98   Y                       N                  N               Actual/360
                 106   Y                       N                  N               Actual/360
                 107   N                       N                  N               Actual/360
                 112   Y                       N                  N               Actual/360
                 114   Y                       N                  Y               Actual/360                Springing
                 124   Y                       N                  N               Actual/360
                 125   Y                       N                  Y               Actual/360
                 127   Y                       N                  N               Actual/360
                 130   Y                       N                  Y               Actual/360
                 132   Y                       N                  N               Actual/360
                 139   Y                       N                  N               Actual/360
                 142   Y                       N                  Y               Actual/360                Springing
                 151   Y                       N                  N               Actual/360
                 153   Y                       N                  N               Actual/360
                 154   Y                       N                  N               Actual/360                Day 1
                 155   Y                       N                  N               Actual/360
                 157   Y                       N                  N               Actual/360
                 164   Y                       N                  N               Actual/360
                 172   Y                       N                  Y               Actual/360
                 176   Y                       N                  N               Actual/360
                 183   Y                       N                  N               Actual/360                Day 1
                 185   Y                       N                  N               Actual/360
                 187   Y                       N                  N               Actual/360
                 190   Y                       N                  N               Actual/360
                 195   Y                       N                  N               Actual/360
                 196   N                       N                  N               Actual/360
                 200   Y                       N                  Y               Actual/360
                 201   Y                       N                  N               Actual/360
                 202   Y                       N                  N               Actual/360
                 207   Y                       N                  N               Actual/360                Springing
                 208   Y                       N                  Y               Actual/360                Springing
                 210   Y                       N                  N               Actual/360
                 212   Y                       N                  N               Actual/360
              212.01
              212.02
                 213   Y                       N                  N               Actual/360                Springing
                 214   Y                       N                  N               Actual/360
                 215   Y                       N                  N               Actual/360
                 216   Y                       N                  N               Actual/360
                 217   N                       N                  N               Actual/360
                 220   N                       N                  N               Actual/360
                 221   Y                       N                  N               Actual/360
                 222   Y                       N                  Y               Actual/360                Springing
                 227   Y                       N                  N               Actual/360
                 231   Y                       N                  N               Actual/360
                 233   Y                       N                  N               Actual/360
                 234   Y                       N                  N               Actual/360
                 235   Y                       N                  N               Actual/360
                 237   Y                       N                  N               Actual/360                Day 1
                 238   Y                       N                  N               Actual/360                Day 1
                 244   Y                       N                  N               Actual/360
                 245   N                       N                  N               Actual/360
                 246   Y                       N                  N               Actual/360
                 247   Y                       N                  N               Actual/360
                 256   Y                       N                  N               Actual/360                Day 1
                 259   N                       N                  N               Actual/360
                 260   N                       N                  N               Actual/360
                 261   N                       N                  N               Actual/360                Springing
                 262   Y                       N                  N               Actual/360


Mortgage Loan Number   Annual Deposit to Replacement Reserves   Initial Deposit to Capital Improvements Reserve
--------------------   --------------------------------------   -----------------------------------------------
                   7                                                                  (a)
                  21
                  30
                  58                                  123,407                                            21,875
                  62
               62.01
               62.02
                  67                                   21,480
                  72
                  79                                   40,782
                  87                                   16,327
                  89
                  97
                  98                                  299,862
                 106                                   12,021
                 107                                                                                      5,000
                 112
                 114                                   18,595
                 124
                 125                                   39,207
                 127                                  111,875
                 130                                   11,666
                 132                                   38,838                                            67,813
                 139                                    7,370
                 142                                   14,074
                 151                                   38,250
                 153                                   97,000
                 154                                   53,000
                 155                                    4,853
                 157                                   11,302
                 164                                    4,172
                 172                                   23,625
                 176
                 183                                   17,929
                 185                                   23,400                                             7,500
                 187                                    4,063
                 190
                 195                                    5,194
                 196                                   69,914
                 200                                    6,000
                 201                                    3,479
                 202                                    7,081
                 207                                    8,011
                 208                                   10,004                                            12,750
                 210                                   10,800
                 212                                    2,849
              212.01
              212.02
                 213                                    6,480
                 214                                    2,685
                 215                                   53,480
                 216
                 217                                    5,916
                 220
                 221                                   10,321
                 222                                    5,004
                 227                                   15,240
                 231                                   35,100                                            13,750
                 233                                    8,175                                            57,246
                 234                                   46,197
                 235                                   45,000
                 237                                    5,355
                 238                                    5,895
                 244                                   32,493
                 245                                    5,152
                 246                                    7,410
                 247                                    1,514
                 256
                 259                                      765
                 260                                      872
                 261
                 262                                   10,184


Mortgage Loan Number   Initial TI/LC Escrow   Ongoing TI/LC Footnote
--------------------   --------------------   ----------------------
                   7              6,100,000
                  21                                              (2)
                  30
                  58
               59.01
               59.02
                  62                725,995
               62.01
               62.02
                  67
                  72
                  79                500,000
                  87                                              (2)
                  89
                  97              1,000,000                       (2)
                  98
                 106                                              (2)
                 107
                 112
                 114                                              (2)
                 124                                              (2)
                 125                                              (2)
                 127
                 130                                              (2)
                 132
                 139                                              (2)
                 142
                 151
                 153
                 154
                 155                                              (2)
                 157
                 164
                 172
                 176
                 183                360,000                       (2)
                 185
                 187                                              (2)
                 190                                              (2)
                 195                                              (2)
                 196
                 200
                 201                 50,000                       (2)
                 202                                              (2)
                 207                                              (2)
                 208                225,000
                 210
                 212                                              (2)
              212.01
              212.02
                 213                                              (2)
                 214                 50,000                       (2)
                 215
                 216
                 217                                              (2)
                 220
                 221                 75,000                       (2)
                 222                                              (2)
                 227                                              (2)
                 231
                 233                                              (2)
                 234
                 235
                 237                320,000                       (2)
                 238                 50,000                       (2)
                 244
                 245                                              (2)
                 246                                              (2)
                 247                                              (2)
                 256
                 259                                              (2)
                 260                                              (2)
                 261
                 262


(1) In connection with the closing of the One Congress Street Loan and the One Congress Street Subordinate Companion Loan, there was also an initial deposit to a leasing achievement reserve in the amount of $4,500,000, an initial deposit to a capital expenditure reserve in the amount of $2,400,000 and an initial deposit to a debt service reserve in the amount of $4,500,000.

(2) In addition to any escrows funded at loan closing for potential TI/LC expenses, the related Mortgage Loan requires funds to be escrowed during some or all of the loan terms for TI/LC expenses, which may be incurred during the term of the related Mortgage Loans. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

(3) Commencing June 11, 2007, annual deposit to replacement reserves is $299,862.

(4) With respect to the Northwest Professional Center Mortgage Loan (loan number 130), representing 0.1% of the Cut-Off Date Pool Balance or 0.2% of the Cut-Off Date Group 1 Balance, at Lender's option, if certain conditions exist with respect to debt service coverage ratio and/or occupancy levels at the Mortgaged Property, Lender may apply a master lease funds reserve (or the then remaining balance thereof; such reserve would consist of the proceeds of an initial $448,000 letter of credit and any additional supplemental letter of credit that may be provided by the borrower under the terms of the related loan documents) to pay down the outstanding principaltealance of the Note with yield maintenance, and/or to pay accrued interest or other debt service. If the principal of the
      Note is prepaid, the monthly principal and interest payments will be decreased so as to adjust the payments such that the remaining loan balance amortizes in accordance with the original amortization period. The lender may also, af

(5) With respect to the Florida Department of Agriculture Mortgage Loan (loan number 208), representing 0.1% of the Cut-Off Date Pool Balance or 0.1% of the Cut-Off Date Group 1 Balance, at Lender's option, if Borrower has not leased certain vacant space by October 1, 2010, Lender may apply a $94,248.00 master lease funds reserve (or the then-remaining balance thereof) to pay down the outstanding principal balance of the Note with yield maintenance, and/or to pay accrued interest. If the principal of the
      Note is prepaid, the monthly principal and interest payments will be decreased so as to adjust the payments such that the remaining loan balance amortizes in accordance with the original amortization period.

(6) Annual deposit to replacement reserves is $10,321 through February 11, 2011. Annual deposit to replacement reserves thereafter will be $4,184 if the reserve balance falls below $41,285.

                                    EXHIBIT B

                            Free Writing Prospectuses

1. Current Report on Form FWP, filed March 6, 2007, of the Depositor identified with SEC Accession Number 0000950136-07-001375.

2. Current Report on Form FWP, filed March 6, 2007, of the Depositor identified with SEC Accession Number 0000950136-07-001383.

3. Current Report on Form FWP, filed March 13, 2007, of the Depositor identified with SEC Accession Number 0000914121-07-000663.